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For further information contact:

Derek Leckow
Vice President
Investor Relations
(717) 849-7863                                    For Immediate Release

DENTSPLY International Reports Second Quarter 2014 Results

•	Adjusted earnings per diluted share grew 5% to a record $0.69

•	Adjusted operating margins expanded to 19.3%

•	Operating cash flow increased 60% to $156 million

York, PA - July 31, 2014 - DENTSPLY International Inc. (NASDAQ: XRAY) today announced sales and earnings for the three months ended June 30, 2014.

Second Quarter Results

Net sales in the second quarter of 2014 of $765 million increased 0.6% from $761 million in the second quarter of 2013. Net sales, excluding precious metals content, of $731 million increased 2.1% from $716 million in the second quarter of 2013.

Net income attributable to DENTSPLY International for the second quarter of 2014 was $90 million, or $0.62 per diluted share, compared to $87 million, or $0.60 per diluted share in the second quarter of 2013. On an adjusted basis, excluding certain items, earnings per share increased 5% to a record $0.69 per diluted share from $0.66 per diluted share in the second quarter of 2013. A reconciliation of the non-GAAP measure to earnings per share calculated on a GAAP basis is provided in the attached table.

Bret Wise, Chairman and Chief Executive Officer, stated “We continue to make progress on our earnings goals while operating in a slow market in both North America and Europe. We are pleased with our first half earnings performance and remain focused on our growth and efficiency initiatives designed to improve long-term earnings potential. We are confirming our outlook for the full year of adjusted earnings per diluted share of $2.47 to $2.55.”

Additional Information

A conference call is scheduled to begin today at 8:30 a.m. (Eastern Time). Supplemental materials for reference during the call will be available for download in the investor relations section of DENTSPLY's web site, at www.dentsply.com. Investors can access a webcast of the call via a link on DENTSPLY’s web site at www.dentsply.com. In order to participate in the call, dial (800) 481-9591 for domestic calls, or (719) 325-2262 for international calls. The Conference ID # is 5511050. During the call, participants will be able to discuss second quarter 2014 results with DENTSPLY’s Chairman and Chief Executive Officer, Bret Wise, President and Chief Financial Officer, Chris Clark, and Executive Vice President and Chief Operating Officer, Jim Mosch.

For those unable to listen to the live conference call, a rebroadcast will be available online at the DENTSPLY web site, and a dial-in replay will be available for one week following the call at (888) 203-1112 (for domestic calls) or (719) 457-0820 (for international calls), Replay Passcode # 5511050.

DENTSPLY International Inc. is a leading manufacturer and distributor of dental and other consumable medical device products. The Company believes it is the world’s largest manufacturer of consumable dental products for the professional dental market. For over 110 years, DENTSPLY’s commitment to innovation and professional collaboration has enhanced its portfolio of branded consumables and small equipment. Headquartered in the United States, the Company has global operations with sales in more than 120 countries. Visit www.dentsply.com for more information about DENTSPLY and its products.

This press release contains forward-looking information (within the meaning of the Private Securities Litigation Reform Act of 1995) regarding future events or the future financial performance of the Company that involve substantial risks and uncertainties. Actual events or results may differ materially from those in the projections or other forward-looking information set forth herein as a result of certain risk factors. These risk factors include, without limitation; the continued strength of dental and medical markets, the timing, success and market reception for our new and existing products, uncertainty with respect to governmental actions with respect to dental and medical products, outcome of litigation and/or governmental enforcement actions, volatility in the capital markets or changes in our credit ratings, continued support of our products by influential dental and medical professionals, our ability to successfully integrate acquisitions, risks associated with foreign currency exchange rates, risks associated with our competitors’ introduction of generic or private label products, our ability to accurately predict dealer and customer inventory levels, our ability to successfully realize the benefits of any cost reduction or restructuring efforts, our ability to obtain a supply of certain finished goods and raw materials from third parties and changes in the general economic environment that could affect the business. Changes in such assumptions or factors could produce significantly different results.

For additional information regarding the factors that may cause actual results to differ materially from these forward-looking statements, please refer to the Company’s most recent Form 10-K and its subsequent periodic reports on Forms 10-Q filed with the Securities and Exchange Commission.

Non-US GAAP Financial Measures

In addition to the results reported in accordance with US GAAP, the Company provides adjusted net income attributable to DENTSPLY International and adjusted earnings per diluted common share. The Company discloses adjusted net income attributable to DENTSPLY International to allow investors to evaluate the performance of the Company’s operations exclusive of certain items that impact the comparability of results from period to period and certain large non-cash charges related to purchased intangible assets. The Company believes that this information is helpful in understanding underlying operating trends and cash flow generation. The adjusted net income attributable to DENTSPLY International consists of net income attributable to DENTSPLY International adjusted to exclude the impact of the following:

(1) Acquisition related costs. These adjustments include costs related to integrating recently acquired businesses and specific costs related to the consummation of the acquisition process. These costs are irregular in timing and as such may not be indicative of past and future performance of the Company and are therefore excluded to allow investors to better understand underlying operating trends.

(2) Restructuring and other costs. These adjustments include both costs and income that are irregular in timing, amount and impact to the Company’s financial performance. As such, these items may not be indicative of past and future performance of the Company and are therefore excluded for the purpose of understanding underlying operating trends.
(3) Amortization of purchased intangible assets. This adjustment excludes the periodic amortization expense related to purchased intangible assets. Beginning in 2011, the Company began recording large non-cash charges related to the values attributed to purchased intangible assets. These charges have been excluded from adjusted net income attributed to DENTSPLY International to allow investors to evaluate and understand operating trends excluding these large non-cash charges.
(4) Income related to credit risk and fair value adjustments. These adjustments include both the cost and income impacts of adjustments in certain assets and liabilities that are recorded through net income which are due solely to the changes in fair value and credit risk. These items can be variable and driven more by market conditions than the Company’s operating performance. As such, these items may not be indicative of past and future performance of the Company and therefore are excluded for comparability purposes.
(5) Certain fair value adjustments related to an unconsolidated affiliated company. This adjustment represents the fair value adjustment of the unconsolidated affiliated company’s convertible debt instrument held by the Company. The affiliate is accounted for under the equity method of accounting. The fair value adjustment is driven by open market pricing of the affiliate’s equity instruments, which has a high degree of variability and may not be indicative of the operating performance of the affiliate or the Company.
(6) Income tax related adjustments. These adjustments include both income tax expenses and income tax benefits that are representative of income tax adjustments mostly related to prior periods, as well as the final settlement of income tax audits. These adjustments are irregular in timing and amount and may significantly impact the Company’s operating performance. As such, these items may not be indicative of past and future performance of the Company and therefore are excluded for comparability purposes.
Adjusted earnings per diluted common share is calculated by dividing adjusted net income attributable to DENTSPLY International by diluted weighted-average common shares outstanding. Adjusted net income attributable to DENTSPLY International and adjusted earnings per diluted common share are considered measures not calculated in accordance with US GAAP, and therefore are non-US GAAP measures. These non-US GAAP measures may differ from other companies. Income tax related adjustments may include the impact to adjust the interim effective income tax rate to the expected annual effective tax rate. The non-US GAAP financial information should not be considered in isolation from, or as a substitute for, measures of financial performance prepared in accordance with US GAAP.

DENTSPLY INTERNATIONAL INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share amounts)

	Three Months Ended		Six Months Ended
	June 30,		June 30,

	2014	2013	2014	2013

Net sales	$765,225	$761,010	$1,495,339	$1,493,094
Net sales, excluding precious metal content	730,898	715,955	1,420,080	1,388,604

Cost of products sold	340,756	346,054	676,665	689,938

Gross profit	424,469	414,956	818,674	803,156
% of Net sales	55.5%	54.5%	54.7%	53.8%
% of Net sales, excluding precious metal content	58.1%	58.0%	57.6%	57.8%

Selling, general and administrative expenses	296,121	289,921	583,963	583,598

Restructuring and other costs	1,242	2,169	2,035	2,834

Operating income	127,106	122,866	232,676	216,724
% of Net sales	16.6%	16.1%	15.6%	14.5%
% of Net sales, excluding precious metal content	17.4%	17.2%	16.4%	15.6%

Net interest and other expense	10,629	13,487	20,537	29,451

Income before income taxes	116,477	109,379	212,139	187,273

Provision for income taxes	26,096	22,870	48,548	26,412

Equity in net loss (income) of
unconsolidated affiliated company	(367)	2,182	(657)	403

Net income	90,014	88,691	162,934	161,264
% of Net sales	11.8%	11.7%	10.9%	10.8%
% of Net sales, excluding precious metal content	12.3%	12.4%	11.5%	11.6%

Less: Net income attributable to noncontrolling interests	21	1,463	63	2,351

Net income attributable to DENTSPLY International	$89,993	$87,228	$162,871	$158,913

% of Net sales	11.8%	11.5%	10.9%	10.6%
% of Net sales, excluding precious metal content	12.3%	12.2%	11.5%	11.4%

Earnings per common share:
Basic	$0.63	$0.61	$1.15	$1.11
Dilutive	$0.62	$0.60	$1.13	$1.10

Cash dividends declared per common share	$0.06625	$0.06250	$0.13250	$0.12500

Weighted average common shares outstanding:
Basic	141,790	142,922	141,921	142,849
Dilutive	144,164	145,133	144,288	145,107

DENTSPLY INTERNATIONAL INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands)

	June 30,	December 31,
	2014	2013
Assets

Current Assets:

Cash and cash equivalents	$66,929	$74,954
Accounts and notes receivable-trade, net	503,972	472,802
Inventories, net	461,203	438,559
Prepaid expenses and other current assets, net	199,170	157,487
Total Current Assets	1,231,274	1,143,802

Property, plant and equipment, net	639,212	637,172
Identifiable intangible assets, net	765,105	795,323
Goodwill, net	2,278,798	2,281,596
Other noncurrent assets, net	157,984	220,154

Total Assets	$5,072,373	$5,078,047

Liabilities and Equity

Current liabilities	$896,309	$796,405
Long-term debt	1,065,881	1,166,178
Deferred income taxes	231,005	238,394
Other noncurrent liabilities	294,404	299,096
Total Liabilities	2,487,599	2,500,073

Total DENTSPLY International Equity	2,583,463	2,535,053
Noncontrolling interests	1,311	42,921
Total Equity	2,584,774	2,577,974

Total Liabilities and Equity	$5,072,373	$5,078,047

DENTSPLY INTERNATIONAL INC.
(In thousands)

Supplemental Summary Cash Flow Information:

Six Months Ended June 30, 2014 and 2013

	Six Months Ended June 30,
	2014	2013

Net Cash Provided by Operating Activities	$220,245	$131,868
Net Cash Used in Investing Activities	$55,346	$136,188
Net Cash Used in Financing Activities	$173,445	$15,436

Depreciation	$42,325	$41,743
Amortization	$24,493	$23,434
Capital Expenditures	$48,831	$46,151
Cash Dividends Paid	$18,453	$16,928

DENTSPLY INTERNATIONAL INC.
(In thousands)

Operating Income Summary:

The following tables present the reconciliation of reported US GAAP operating income in total and on a percentage of net sales, excluding precious metal content, to the non-US GAAP financial measures.

Three Months Ended June 30, 2014
	Operating Income (Loss)	Percentage of Net Sales, Excluding Precious Metal Content

Operating Income	$127,106	17.4%
Amortization of Purchased Intangible Assets	11,961	1.6%
Restructuring and Other Costs	1,280	0.2%
Acquisition-Related Activities	618	0.1%
Adjusted Non-US GAAP Operating Income	$140,965	19.3%

Three Months Ended June 30, 2013
	Operating Income (Loss)	Percentage of Net Sales, Excluding Precious Metal Content

Operating Income	$122,866	17.2%
Amortization of Purchased Intangible Assets	11,480	1.5%
Restructuring and Other Costs	2,285	0.3%
Acquisition-Related Activities	1,132	0.2%
Adjusted Non-US GAAP Operating Income	$137,763	19.2%

DENTSPLY INTERNATIONAL INC.
(In thousands)

Operating Income Summary:

The following tables present the reconciliation of reported US GAAP operating income in total and on a percentage of net sales, excluding precious metal content, to the non-US GAAP financial measures.

Six Months Ended June 30, 2014
	Operating Income (Loss)	Percentage of Net Sales, Excluding Precious Metal Content

Operating Income	$232,676	16.4%
Amortization of Purchased Intangible Assets	24,536	1.7%
Acquisition-Related Activities	3,553	0.2%
Restructuring and Other Costs	2,189	0.2%
Adjusted Non-US GAAP Operating Income	$262,954	18.5%

Six Months Ended June 30, 2013
	Operating Income (Loss)	Percentage of Net Sales, Excluding Precious Metal Content

Operating Income	$216,724	15.6%
Amortization of Purchased Intangible Assets	23,415	1.6%
Acquisition-Related Activities	3,269	0.3%
Restructuring and Other Costs	3,058	0.2%
Adjusted Non-US GAAP Operating Income	$246,466	17.7%

DENTSPLY INTERNATIONAL INC.
(In thousands, except per share amounts)

Earnings Summary:

The following tables present the reconciliation of reported US GAAP net income attributable to DENTSPLY International and on a per common share basis to the non-US GAAP financial measures.

Three Months Ended June 30, 2014
	Net	Per Diluted
	Income	Common Share

Net Income Attributable to DENTSPLY International	$89,993	$0.62
Amortization of Purchased Intangible Assets, Net of Tax	8,319	0.06
Income Tax-Related Adjustments	1,045	0.01
Restructuring and Other Costs, Net of Tax	943	0.01
Acquisition Related Activities, Net of Tax	380	—
Credit Risk and Fair Value Adjustments to Outstanding Derivatives, Net of Tax	(177)	—
Gain on Fair Value Adjustments related to an Unconsolidated Affiliated Company, Net of Tax	(832)	(0.01)
Adjusted Non-US GAAP Net Income Attributable to DENTSPLY International	$99,671	$0.69

Three Months Ended June 30, 2013
	Net	Per Diluted
	Income	Common Share

Net Income Attributable to DENTSPLY International	$87,228	$0.60
Amortization of Purchased Intangible Assets, Net of Tax	8,002	0.06
Restructuring and Other Costs, Net of Tax	1,962	0.01
Acquisition Related Activities, Net of Tax	746	0.01
Credit Risk and Fair Value Adjustments to Outstanding Derivatives, Net of Tax	457	—
Income Tax-Related Adjustments	(118)	—
Gain on Fair Value Adjustments related to an Unconsolidated Affiliated Company, Net of Tax	(2,446)	(0.02)
Adjusted Non-US GAAP Net Income Attributable to DENTSPLY International	$95,831	$0.66

DENTSPLY INTERNATIONAL INC.
(In thousands, except per share amounts)

Earnings Summary:

The following tables present the reconciliation of reported US GAAP net income attributable to DENTSPLY International and on a per common share basis to the non-US GAAP financial measures.

Six Months Ended June 30, 2014
	Net	Per Diluted
	Income	Common Share

Net Income Attributable to DENTSPLY International	$162,871	$1.13
Amortization of Purchased Intangible Assets, Net of Tax	17,231	0.12
Income Tax-Related Adjustments	2,942	0.02
Acquisition Related Activities, Net of Tax	2,346	0.02
Restructuring and Other Costs, Net of Tax	1,588	0.01
Credit Risk and Fair Value Adjustments to Outstanding Derivatives, Net of Tax	(801)	(0.01)
Gain on Fair Value Adjustments related to an Unconsolidated Affiliated Company, Net of Tax	(1,035)	(0.01)
Adjusted Non-US GAAP Net Income Attributable to DENTSPLY International	$185,142	$1.28

Six Months Ended June 30, 2013
	Net	Per Diluted
	Income	Common Share

Net Income Attributable to DENTSPLY International	$158,913	$1.10
Amortization of Purchased Intangible Assets, Net of Tax	16,378	0.11
Credit Risk and Fair Value Adjustments to Outstanding Derivatives, Net of Tax	3,190	0.02
Restructuring and Other Costs, Net of Tax	2,501	0.02
Acquisition Related Activities, Net of Tax	2,099	0.01
Gain on Fair Value Adjustments related to an Unconsolidated Affiliated Company, Net of Tax	(519)	—
Income Tax-Related Adjustments	(11,505)	(0.08)
Adjusted Non-US GAAP Net Income Attributable to DENTSPLY International	$171,057	$1.18

DENTSPLY INTERNATIONAL INC.
(In thousands)

Operating Tax Rate Summary:

The following tables present the reconciliation of reported US GAAP effective tax rate as a percentage of income before income taxes to the non-US GAAP financial measure.

Three Months Ended June 30, 2014
	Pre-tax Income	Income Tax Benefit (Expense)	Percentage of Pre-Tax Income

As Reported - US GAAP Operating Results	$116,477	$(26,096)	22.4%
Amortization of Purchased Intangible Assets	11,961	(3,642)
Acquisition-Related Activities	1,280	(337)
Restructuring and Other Costs	618	(238)
Gain on Fair Value Adjustments related to an Unconsolidated Affiliated Company	(90)	28
Credit Risk and Fair Value Adjustments to Outstanding Derivatives	(288)	111
Income Tax-Related Adjustments	—	1,045
As Adjusted - Non-US GAAP Operating Results	$129,958	$(29,129)	22.4%

Three Months Ended June 30, 2013
	Pre-tax Income	Income Tax Benefit (Expense)	Percentage of Pre-Tax Income

As Reported - US GAAP Operating Results	$109,379	$(22,870)	20.9%
Amortization of Purchased Intangible Assets	11,480	(3,478)
Restructuring and Other Costs	2,285	(323)
Acquisition-Related Activities	1,132	(386)
Credit Risk and Fair Value Adjustments to Outstanding Derivatives	744	(287)
Gain on Fair Value Adjustments related to an Unconsolidated Affiliated Company	(45)	14
Income Tax-Related Adjustments	—	(118)
As Adjusted - Non-US GAAP Operating Results	$124,975	$(27,448)	22.0%

DENTSPLY INTERNATIONAL INC.
(In thousands)

Operating Tax Rate Summary:

The following tables present the reconciliation of reported US GAAP effective tax rate as a percentage of income before income taxes to the non-US GAAP financial measure.

Six Months Ended June 30, 2014
	Pre-tax Income	Income Tax Benefit (Expense)	Percentage of Pre-Tax Income

As Reported - US GAAP Operating Results	$212,139	$(48,548)	22.9%
Amortization of Purchased Intangible Assets	24,536	(7,305)
Acquisition-Related Activities	3,553	(1,207)
Restructuring and Other Costs	2,189	(601)
Loss on Fair Value Adjustments related to an Unconsolidated Affiliated Company	138	(42)
Credit Risk and Fair Value Adjustments to Outstanding Derivatives	(1,306)	505
Income Tax-Related Adjustments	—	2,942
As Adjusted - Non-US GAAP Operating Results	$241,249	$(54,256)	22.5%

Six Months Ended June 30, 2013
	Pre-tax Income	Income Tax Benefit (Expense)	Percentage of Pre-Tax Income

As Reported - US GAAP Operating Results	$187,273	$(26,412)	14.1%
Amortization of Purchased Intangible Assets	23,415	(7,037)
Credit Risk and Fair Value Adjustments to Outstanding Derivatives	5,195	(2,005)
Acquisition-Related Activities	3,269	(1,170)
Restructuring and Other Costs	3,058	(557)
Gain on Fair Value Adjustments related to an Unconsolidated Affiliated Company	(13)	4
Income Tax-Related Adjustments	—	(11,505)
As Adjusted - Non-US GAAP Operating Results	$222,197	$(48,682)	21.9%